EX-99.23(h)(61)

                                    AMENDMENT
                                       TO
                            TRANSFER AGENCY AGREEMENT

     AMENDMENT made as of this 28th day of September, 2009, by and between JNL Series Trust, a Massachusetts business trust ("Trust"), and Jackson National Asset Management, LLC, a Michigan limited liability company ("JNAM").

                                   WITNESSETH

     WHEREAS, the Trust and JNAM entered into a Transfer Agency Agreement ("Agreement") dated January 31, 2001.

     WHEREAS, under the terms of the Agreement, JNAM renders certain transfer agency and other services to units of beneficial interest in separate funds ("Funds") of the Trust and the owners of record thereof.

     WHEREAS, the Funds in existence on the date of the Agreement ("Current Portfolios") are set forth in the Agreement.

     WHEREAS, pursuant to the replacement of Goldman Sachs Asset Management, L.P. with T. Rowe Price Associates, Inc. as Investment Sub-Adviser for the JNL/Goldman Sachs Short Duration Bond Fund, the parties wish to amend the Agreement to remove the JNL/Goldman Sachs Short Duration Bond Fund, and to add the JNL/T. Rowe Price Short-Term Bond Fund.

     WHEREAS, pursuant to the merger of the following Acquired Funds into the Acquiring Funds, the parties wish to amend the Agreement to remove the five Acquired Funds.

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ACQUIRED FUNDS/SUB-ADVISER          ACQUIRING FUNDS/SUB-ADVISER
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------
JNL/PPM America Core Equity Fund/   JNL/Mellon Capital Management S&P 500 Index
PPM America, Inc.                   Fund/ Mellon Capital Management Corporation
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------
JNL/S&P Retirement Income Fund/     JNL/S&P Managed Moderate Fund/
Standard & Poor's Investment        Standard & Poor's Investment Advisory
Advisory Services, LLC              Services, LLC
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------
JNL/S&P Retirement 2015 Fund/       JNL/S&P Managed Moderate Growth Fund
Standard & Poor's Investment        Standard & Poor's Investment Advisory
Advisory Services, LLC              Services, LLC
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------
JNL/S&P Retirement 2020 Fund/       JNL/S&P Managed Growth Fund/
Standard & Poor's Investment        Standard & Poor's Investment Advisory
Advisory Services, LLC              Services, LLC
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------
JNL/S&P Retirement 2025 Fund/       JNL/S&P Managed Growth Fund/
Standard & Poor's Investment        Standard & Poor's Investment Advisory
Advisory Services, LLC              Services, LLC
---------------------------------   --------------------------------------------
---------------------------------   --------------------------------------------

     WHEREAS, pursuant to the investment strategy change for the JNL/Credit Suisse Global Natural Resources Fund and corresponding Fund name change to the JNL/Credit Suisse Commodity Securities Fund, the parties wish to amend the Agreement to revise said Fund's name.

     WHEREAS, the parties wish to amend the Agreement in add the following two new funds of the Trust: 1) the JNL/Mellon Capital Management Global Alpha Fund; and 2) the JNL/Ivy Asset Strategy Fund.

     WHEREAS, in order to effectuate the fund changes outlined above, Schedule A to the Agreement must be amended.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with Exhibit A dated September 28, 2009, attached hereto.

2. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.

ATTEST:                          JNL SERIES TRUST
/s/ Kelly L. Crosser             By:  /s/ Susan S. Rhee
                                 Name:    Susan S. Rhee
                                 Title:   Vice President, Counsel, and Secretary

ATTEST:                          JACKSON NATIONAL ASSET MANAGEMENT, LLC
/s/ Kelly L. Crosser             By: /s/ Mark D. Nerud
                                 Name: Mark D. Nerud
                                 Title: President

                                   SCHEDULE A
                               September 28, 2009

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                                      FUNDS
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                        JNL/AIM International Growth Fund
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                          JNL/AIM Large Cap Growth Fund
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                         JNL/AIM Global Real Estate Fund
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                          JNL/AIM Small Cap Growth Fund
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                JNL/Capital Guardian International Small Cap Fund
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                  JNL/Capital Guardian U.S. Growth Equity Fund
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              JNL/Capital Guardian Global Diversified Research Fund
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                    JNL/Capital Guardian Global Balanced Fund
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                   JNL/Credit Suisse Commodity Securities Fund
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                        JNL/Credit Suisse Long/Short Fund
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                           JNL/Eagle Core Equity Fund
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                         JNL/Eagle SmallCap Equity Fund
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                  JNL/Franklin Templeton Founding Strategy Fund
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                    JNL/Franklin Templeton Global Growth Fund
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                       JNL/Franklin Templeton Income Fund
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                    JNL/Franklin Templeton Mutual Shares Fund
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                   JNL/Franklin Templeton Small Cap Value Fund
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                      JNL/Goldman Sachs Core Plus Bond Fund
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                  JNL/Goldman Sachs Emerging Markets Debt Fund
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                      JNL/Goldman Sachs Mid Cap Value Fund
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                          JNL Institutional Alt 20 Fund
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                          JNL Institutional Alt 35 Fund
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                          JNL Institutional Alt 50 Fund
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                          JNL Institutional Alt 65 Fund
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                           JNL/Ivy Asset Strategy Fund
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                      JNL/JPMorgan International Value Fund
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                         JNL/JPMorgan MidCap Growth Fund
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                JNL/JPMorgan U.S. Government & Quality Bond Fund
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                        JNL/Lazard Emerging Markets Fund
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                         JNL/Lazard Mid Cap Equity Fund
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                           JNL/M&G Global Basics Fund
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                           JNL/M&G Global Leaders Fund
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                  JNL/Mellon Capital Management Bond Index Fund
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                 JNL/Mellon Capital Management Global Alpha Fund
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                 JNL/Mellon Capital Management European 30 Fund
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                   JNL/Mellon Capital Management Index 5 Fund
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             JNL/Mellon Capital Management International Index Fund
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                JNL/Mellon Capital Management Pacific Rim 30 Fund
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               JNL/Mellon Capital Management Small Cap Index Fund
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                   JNL/Mellon Capital Management 10 x 10 Fund
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                JNL/Mellon Capital Management S&P 500 Index Fund
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             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
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                       JNL/Oppenheimer Global Growth Fund
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                           JNL/PAM Asia ex-Japan Fund
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                            JNL/PAM China-India Fund
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                           JNL/PIMCO Real Return Fund
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                        JNL/PIMCO Total Return Bond Fund
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                      JNL/PPM America High Yield Bond Fund
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                       JNL/PPM America Mid Cap Value Fund
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                      JNL/PPM America Small Cap Value Fund
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                        JNL/PPM America Value Equity Fund
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                    JNL/Red Rocks Listed Private Equity Fund
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                            JNL/Select Balanced Fund
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                          JNL/Select Money Market Fund
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                              JNL/Select Value Fund
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                              JNL/Select Value Fund
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                    JNL/T. Rowe Price Established Growth Fund
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                      JNL/T. Rowe Price Mid-Cap Growth Fund
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                     JNL/T. Rowe Price Short-Term Bond Fund
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                          JNL/T. Rowe Price Value Fund
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                           JNL/S&P Managed Growth Fund
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                        JNL/S&P Managed Conservative Fund
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                      JNL/S&P Managed Moderate Growth Fund
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                          JNL/S&P Managed Moderate Fund
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                     JNL/S&P Managed Aggressive Growth Fund
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                        JNL/S&P Disciplined Moderate Fund
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                    JNL/S&P Disciplined Moderate Growth Fund
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                         JNL/S&P Disciplined Growth Fund
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                       JNL/S&P Competitive Advantage Fund
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                      JNL/S&P Dividend Income & Growth Fund
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                          JNL/S&P Intrinsic Value Fund
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                            JNL/S&P Total Yield Fund
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                                 JNL/S&P 4 Fund
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